UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

OCULUS INNOVATIVE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA 94954
(Address of principal executive offices)(Zip Code)

(707) 782-0792
(Registrants telephone number, including area code)

N/A
(Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On June 3, 2010, Oculus Innovative Sciences, Inc. issued a press release announcing financial results for its fiscal quarter ended and fiscal year ended March 31, 2010.  The full text of the press release is furnished as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

Exhibits

99.1           Press Release issued by Oculus Innovative Sciences, Inc. dated June 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2010	/s/ Robert Miller
(Signature)
Name: Robert Miller
Title: Chief Financial Officer